UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

ZOMEDICA CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-38298	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 Technology Drive, Suite 100, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (734) 369-2555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOMDF	OTCQB

Item 2.02 Results of Operations and Financial Condition.

On May 6, 2026, Zomedica Corp. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 2.02, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this current report shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof regardless of any general incorporation language in any such filing, unless we expressly set forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Exhibits.

(d) Exhibits

99.1	Press Release, dated May 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA CORP.

Date: May 6, 2026	By:	/s/ Mike Zuehlke
	Name:	Mike Zuehlke
	Title:	Sr. Vice President of Finance and Corporate Controller
(Principal Financial and Accounting Officer)

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Exhibit Index

99.1	Press Release, dated May 6, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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